EXHIBIT 99.3
                                 ------------

                 The Confirmation, dated as of March 3, 2006.

                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009





DATE:             March 24, 2006

TO:               Countrywide Home Loans, Inc.
ATTENTION:        Mr. Jeff Staab
TELEPHONE:        1-818-225-3279
FACSIMILE:        1-818-225-4010              FAX:  1-818-225-4038

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC7965 - Amended

This Confirmation and Agreement is amended as of March 24, 2006 and supersedes
------------------------------------------------------------------------------
all previous Confirmations and Agreements regarding this Transaction.
---------------------------------------------------------------------

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:         Rate Cap

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 2 of 14



     Notional Amount:             With respect to any Calculation Period, the
                                  amount set forth for such period in the
                                  Schedule of Notional Amounts attached
                                  hereto.

     Trade Date:                  March 3, 2006

     Effective Date:              March 30, 2006

     Termination Date:            June 25, 2016

     Fixed Amount (Premium):

         Fixed Rate Payer:        Counterparty

         Fixed Rate Payer
         Payment Date:            March 7, 2006

         Fixed Amount:            USD 88,000

     Floating Amounts:

         Floating Rate Payer:     BSFP

         Cap Rate:                5.30000%

         Floating Rate Payer
         Period End Dates:        The 25th calendar day of each month
                                  during the Term of this Transaction,
                                  commencing April 25, 2006 and ending on the Termination Date, with No Adjustment.

         Floating Rate Payer
         Payment Dates:           Early Payment shall be applicable. One
                                  Business Day preceding each Floating Rate
                                  Payer Period End Date.

         Floating Rate Option:    USD-LIBOR-BBA, provided, however,
                                  that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 8.80000% then the Floating Rate for such Calculation
                                  Period shall be deemed to be 8.80000%.

         Designated Maturity:     One month


         Floating Rate Day
         Count Fraction:          30/360

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 3 of 14





         Reset Dates:             The first day of each Calculation Period.

         Compounding:             Inapplicable

     Business Days for payments:  New York

     Business Day Convention:     Modified Following

3.   Additional Provisions:       Each party hereto is hereby advised and
                                  acknowledges that the other party has
                                  engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.
                                  This paragraph shall be deemed repeated on the trade date of each Transaction.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
   Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 4 of 14



      (i) Market Quotation will apply.

      (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver       Form/Document/                  Date by which to
document                        Certificate                     be delivered

BSFP and                        Any document required or        Promptly  after the earlier of (i)
the Counterparty                reasonably reasonable           demand by either party
                                requested to allow              or (ii) learning that such form
                                the other party to              or document is required make
                                payments under this
                                Agreement without any
                                deduction or withholding
                                for or on the account of
                                any Tax or with such
                                deduction or withholding
                                at a reduced rate


(2) Other documents to be delivered are:

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 5 of 14



                                                                 Covered by
Party required          Form/Document/        Date by which      Section 3(d)
to deliver              Certificate           to be delivered    Representation
document

BSFP and                Any documents         Upon the           Yes
the Counterparty        required by the       execution and
                        receiving party to    delivery of this
                        evidence the          Agreement and
                        authority of the      such Confirmation
                        delivering party or
                        its Credit Support
                        Provider, if any,
                        for it to execute
                        and deliver this
                        Agreement, any
                        Confirmation , and
                        any Credit Support
                        Documents to which
                        it is a party, and
                        to evidence the
                        authority of the
                        delivering party or
                        its Credit Support
                        Provider to perform
                        its obligations
                        under this
                        Agreement, such
                        Confirmation and/or
                        Credit Support
                        Document, as the
                        case may be


BSFP and                A certificate of an   Upon the            Yes
the Counterparty        authorized officer    execution and
                        of the party, as to   delivery of this
                        the incumbency and    Agreement and
                        authority of the      such Confirmation
                        respective
                        officers of the
                        party signing this
                        Agreement, any
                        relevant Credit
                        Support Document, or
                        any Confirmation, as
                        the case may be

6)    Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 6 of 14


      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:    4500 Park Granada
                        Mail Stop CH-143
                        Calabasas, CA 91302
            Attention:  Mr. Jeff Staab
            Facsimile:  818-225-3898
            Phone:      818-225-3279

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
Agreement:

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 7 of 14



(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 8 of 14




7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 9 of 14



5.   Account Details and
     Settlement Information:    Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 10 of 14



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     -------------------------------------------
     Name:   Annie Manevitz
     Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:  /s/ Brad Coburn
     -------------------------------------------
     As authorized agent or officer for Countrywide Home Loans, Inc.
     Name:   Brad Coburn
     Title:  Managing Director and Assistant Treasurer

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 11 of 14



                         SCHEDULE OF NOTIONAL AMOUNTS

    From and including          To but excluding           Notional Amount
    ------------------          ----------------           ---------------
                                                                (USD)
                                                                -----
      Effective Date               25-Apr-2006              12,000,000.00
       25-Apr-2006                 25-May-2006              11,785,437.01
                                                            -------------
       25-May-2006                 25-Jun-2006              11,546,532.66
                                                            -------------
       25-Jun-2006                 25-Jul-2006              11,284,050.51
                                                            -------------
       25-Jul-2006                 25-Aug-2006              10,998,813.39
                                                            -------------
       25-Aug-2006                 25-Sep-2006              10,691,712.34
                                                            -------------
       25-Sep-2006                 25-Oct-2006              10,363,703.84
                                                            -------------
       25-Oct-2006                 25-Nov-2006              10,027,751.96
                                                            -------------
       25-Nov-2006                 25-Dec-2006               9,693,256.22
                                                             ------------
       25-Dec-2006                 25-Jan-2007               9,361,280.60
                                                             ------------
       25-Jan-2007                 25-Feb-2007               9,035,170.73
                                                             ------------
       25-Feb-2007                 25-Mar-2007               8,714,940.45
                                                             ------------
       25-Mar-2007                 25-Apr-2007               8,403,349.28
                                                             ------------
       25-Apr-2007                 25-May-2007               8,100,234.69
                                                             ------------
       25-May-2007                 25-Jun-2007               7,805,437.23
                                                             ------------
       25-Jun-2007                 25-Jul-2007               7,518,800.40
                                                             ------------
       25-Jul-2007                 25-Aug-2007               7,240,170.64
                                                             ------------
       25-Aug-2007                 25-Sep-2007               6,969,397.28
                                                             ------------
       25-Sep-2007                 25-Oct-2007               6,706,332.45
                                                             ------------
       25-Oct-2007                 25-Nov-2007               6,450,831.05
                                                             ------------
       25-Nov-2007                 25-Dec-2007               6,202,750.71
                                                             ------------
       25-Dec-2007                 25-Jan-2008               5,961,951.73
                                                             ------------
       25-Jan-2008                 25-Feb-2008               5,728,296.99
                                                             ------------
       25-Feb-2008                 25-Mar-2008               5,501,651.97
                                                             ------------
       25-Mar-2008                 25-Apr-2008               5,281,884.67
                                                             ------------
       25-Apr-2008                 25-May-2008               5,068,865.56
                                                             ------------
       25-May-2008                 25-Jun-2008               4,862,467.51
                                                             ------------
       25-Jun-2008                 25-Jul-2008               4,662,565.80
                                                             ------------
       25-Jul-2008                 25-Aug-2008               4,469,038.05
                                                             ------------
       25-Aug-2008                 25-Sep-2008               4,281,764.16
                                                             ------------
       25-Sep-2008                 25-Oct-2008               4,100,626.28
                                                             ------------
       25-Oct-2008                 25-Nov-2008               3,925,508.77
                                                             ------------
       25-Nov-2008                 25-Dec-2008               3,756,298.16
                                                             ------------

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 12 of 14



       25-Dec-2008                 25-Jan-2009               3,592,883.11
                                                             ------------
       25-Jan-2009                 25-Feb-2009               3,435,154.37
                                                             ------------
       25-Feb-2009                 25-Mar-2009               3,283,004.72
                                                             ------------
       25-Mar-2009                 25-Apr-2009               3,136,328.98
                                                             ------------
       25-Apr-2009                 25-May-2009               2,995,023.91
                                                             ------------
       25-May-2009                 25-Jun-2009               2,858,988.24
                                                             ------------
       25-Jun-2009                 25-Jul-2009               2,728,122.57
                                                             ------------
       25-Jul-2009                 25-Aug-2009               2,602,329.38
                                                             ------------
       25-Aug-2009                 25-Sep-2009               2,481,512.98
                                                             ------------
       25-Sep-2009                 25-Oct-2009               2,365,579.47
                                                             ------------
       25-Oct-2009                 25-Nov-2009               2,254,436.72
                                                             ------------
       25-Nov-2009                 25-Dec-2009               2,147,994.31
                                                             ------------
       25-Dec-2009                 25-Jan-2010               2,046,163.55
                                                             ------------
       25-Jan-2010                 25-Feb-2010               1,948,857.38
                                                             ------------
       25-Feb-2010                 25-Mar-2010               1,855,990.39
                                                             ------------
       25-Mar-2010                 25-Apr-2010               1,767,478.79
                                                             ------------
       25-Apr-2010                 25-May-2010               1,683,240.33
                                                             ------------
       25-May-2010                 25-Jun-2010               1,603,194.34
                                                             ------------
       25-Jun-2010                 25-Jul-2010               1,527,261.63
                                                             ------------
       25-Jul-2010                 25-Aug-2010               1,455,364.53
                                                             ------------
       25-Aug-2010                 25-Sep-2010               1,387,426.81
                                                             ------------
       25-Sep-2010                 25-Oct-2010               1,323,373.67
                                                             ------------
       25-Oct-2010                 25-Nov-2010               1,263,102.01
                                                             ------------
       25-Nov-2010                 25-Dec-2010               1,206,548.98
                                                             ------------
       25-Dec-2010                 25-Jan-2011               1,153,666.35
                                                             ------------
       25-Jan-2011                 25-Feb-2011               1,104,384.73
                                                             ------------
       25-Feb-2011                 25-Mar-2011               1,058,636.06
                                                             ------------
       25-Mar-2011                 25-Apr-2011               1,016,353.56
                                                             ------------
       25-Apr-2011                 25-May-2011               1,000,713.10
                                                             ------------
       25-May-2011                 25-Jun-2011                988,265.60
                                                              ----------
       25-Jun-2011                 25-Jul-2011                978,948.68
                                                              ----------
       25-Jul-2011                 25-Aug-2011                972,701.17
                                                              ----------
       25-Aug-2011                 25-Sep-2011                969,463.04
                                                              ----------
       25-Sep-2011                 25-Oct-2011                968,463.04
                                                              ----------
       25-Oct-2011                 25-Nov-2011                967,463.04
                                                              ----------
       25-Nov-2011                 25-Dec-2011                966,463.04
                                                              ----------
       25-Dec-2011                 25-Jan-2012                965,463.04
                                                              ----------
       25-Jan-2012                 25-Feb-2012                964,463.04
                                                              ----------

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 13 of 14



       25-Feb-2012                 25-Mar-2012                963,463.04
                                                              ----------
       25-Mar-2012                 25-Apr-2012                962,463.04
                                                              ----------
       25-Apr-2012                 25-May-2012                961,463.04
                                                              ----------
       25-May-2012                 25-Jun-2012                960,463.04
                                                              ----------
       25-Jun-2012                 25-Jul-2012                959,463.04
                                                              ----------
       25-Jul-2012                 25-Aug-2012                958,463.04
                                                              ----------
       25-Aug-2012                 25-Sep-2012                957,463.04
                                                              ----------
       25-Sep-2012                 25-Oct-2012                956,463.04
                                                              ----------
       25-Oct-2012                 25-Nov-2012                955,463.04
                                                              ----------
       25-Nov-2012                 25-Dec-2012                954,463.04
                                                              ----------
       25-Dec-2012                 25-Jan-2013                953,463.04
                                                              ----------
       25-Jan-2013                 25-Feb-2013                952,463.04
                                                              ----------
       25-Feb-2013                 25-Mar-2013                951,463.04
                                                              ----------
       25-Mar-2013                 25-Apr-2013                950,463.04
                                                              ----------
       25-Apr-2013                 25-May-2013                949,463.04
                                                              ----------
       25-May-2013                 25-Jun-2013                948,463.04
                                                              ----------
       25-Jun-2013                 25-Jul-2013                947,463.04
                                                              ----------
       25-Jul-2013                 25-Aug-2013                946,463.04
                                                              ----------
       25-Aug-2013                 25-Sep-2013                945,463.04
                                                              ----------
       25-Sep-2013                 25-Oct-2013                944,463.04
                                                              ----------
       25-Oct-2013                 25-Nov-2013                942,109.67
                                                              ----------
       25-Nov-2013                 25-Dec-2013                884,902.10
                                                              ----------
       25-Dec-2013                 25-Jan-2014                829,097.44
                                                              ----------
       25-Jan-2014                 25-Feb-2014                774,665.56
                                                              ----------
       25-Feb-2014                 25-Mar-2014                721,576.96
                                                              ----------
       25-Mar-2014                 25-Apr-2014                669,802.72
                                                              ----------
       25-Apr-2014                 25-May-2014                630,728.04
                                                              ----------
       25-May-2014                 25-Jun-2014                592,595.16
                                                              ----------
       25-Jun-2014                 25-Jul-2014                555,383.28
                                                              ----------
       25-Jul-2014                 25-Aug-2014                519,072.01
                                                              ----------
       25-Aug-2014                 25-Sep-2014                483,641.43
                                                              ----------
       25-Sep-2014                 25-Oct-2014                449,072.01
                                                              ----------
       25-Oct-2014                 25-Nov-2014                415,344.62
                                                              ----------
       25-Nov-2014                 25-Dec-2014                382,440.55
                                                              ----------
       25-Dec-2014                 25-Jan-2015                350,341.49
                                                              ----------
       25-Jan-2015                 25-Feb-2015                319,029.50
                                                              ----------
       25-Feb-2015                 25-Mar-2015                288,487.02
                                                              ----------
       25-Mar-2015                 25-Apr-2015                258,696.85
                                                              ----------

Reference Number: FXNEC7965 - Amended
                              -------
Countrywide Home Loans, Inc.
March 24, 2006
Page 14 of 14



       25-Apr-2015                 25-May-2015                239,085.87
                                                              ----------
       25-May-2015                 25-Jun-2015                219,856.68
                                                              ----------
       25-Jun-2015                 25-Jul-2015                201,001.98
                                                              ----------
       25-Jul-2015                 25-Aug-2015                182,514.59
                                                              ----------
       25-Aug-2015                 25-Sep-2015                164,387.49
                                                              ----------
       25-Sep-2015                 25-Oct-2015                146,613.78
                                                              ----------
       25-Oct-2015                 25-Nov-2015                129,186.69
                                                              ----------
       25-Nov-2015                 25-Dec-2015                112,099.58
                                                              ----------
       25-Dec-2015                 25-Jan-2016                95,274.17
                                                              ---------
       25-Jan-2016                 25-Feb-2016                78,656.59
                                                              ---------
       25-Feb-2016                 25-Mar-2016                62,365.84
                                                              ---------
       25-Mar-2016                 25-Apr-2016                46,267.08
                                                              ---------
       25-Apr-2016                 25-May-2016                30,486.72
                                                              ---------
       25-May-2016              Termination Date              15,018.62
       -----------              ----------------              ---------